                                                               Exhibit 10.5(k)**


                               February 9, 1998

Genelco S.A.
8 Route de Beaumont
1701 Fribourg
Switzerland

     Re:  Amendment No. 4 to Trademark Agreement
          --------------------------------------

Gentlemen:

     This letter agreement shall serve as an amendment to the Trademark Agreement dated January 20, 1993, as amended prior to the date hereof (the "Trademark Agreement") between Cephalon, Inc. ("Cephalon") and Genelco S.A. ("Genelco"). All capitalized terms not otherwise defined herein shall be used as defined in the Trademark Agreement.

1. The term "Territory," for all purposes under the Trademark Agreement is hereby expanded to include the Republics of Italy and San Marino (collectively, "Italy").

2. All trademark applications and registered trademarks related to Licensed Products and/or the Compound, including the mark "Provigil", that are or will be filed in the Territory are hereby licensed to Cephalon under the Trademark Agreement.

3. For and in consideration of the expansion of the Territory to include Italy under this Amendment No. 4 (and in addition to any compensation payable under the Trademark Agreement with respect to other countries in the Territory), Cephalon will pay to Genelco, pursuant to Article III(1) of the Trademark Agreement, a royalty with respect to Net Sales of a Licensed Product in Italy that will be calculated at the rate of [*] of such Net Sales.

4. Each of Cephalon and Genelco hereby restates its respective representations and warranties made in the Trademark Agreement, as amended pursuant to this letter agreement.

5. Except as modified by this letter agreement, all provisions of the Trademark Agreement are confirmed to be and shall remain in full force and effect.

                                   * THE CONFIDENTIAL MATERIAL CONTAINED HEREIN HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

** Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

Genelco S.A.
Amendment No. 4
February 9, 1998
Page 2


     If the foregoing is acceptable, please indicate your agreement in the space provided below.


                                       CEPHALON, INC.


                                       By: /s/ Frank Baldino
                                           -------------------------------------
                                           Frank Baldino, Jr., Ph.D.
                                           President and Chief Executive Officer




Accepted and agreed to this
23/rd/ day of February, 1998.


GENELCO S.A.


By: /s/ [SIGNATURE ILLEGIBLE]
   -------------------------------